EXHIBIT NO. 10(P)

                           THE PROGRESSIVE CORPORATION

                               1995 INCENTIVE PLAN



SECTION 1.  PURPOSE; DEFINITIONS.

                  The purpose of The Progressive Corporation 1995 Incentive Plan (the "Plan") is to enable The Progressive Corporation (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates and strengthen the mutuality of interests between such key employees and the Company's shareholders by offering such key employees equity or equity-based incentives.

                  For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Affiliate" means any entity (other than the Company and its Subsidiaries) that is designated by the Board as a participating employer under the Plan.

                  (b) "Award" means any award of Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Book Value" means, as of any given date, on a per share basis (1) the shareholders' equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's audited consolidated balance sheet as of such year-end date, subject to such adjustments as the Committee shall specify at or after grant, divided by (2) the number of outstanding shares of Stock as of such year-end date, subject to such adjustments as the Committee shall specify for events subsequent to such year-end date.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (f) "Committee" means the Committee referred to in Section 2 of the Plan.

                  (g) "Company" means The Progressive Corporation, an Ohio corporation, or any successor corporation.

                  (h) "Deferred Stock" means an award of the right to receive Stock at the end of a specified deferral period granted pursuant to
         Section 8.

                  (i) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

                  (j) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Commission.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of any given date, the mean between the highest and lowest quoted selling price, regular way, of the Stock on such date on the New York Stock Exchange or, if no such sale of the Stock occurs on the New York Stock Exchange on such date, then such mean price on the next preceding day on which the Stock was traded. If the Stock is no longer traded on the New York Stock Exchange, then the Fair Market Value of the Stock shall be determined by the Committee in good faith.

                  (m) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option", within the meaning of Section 422 of the Code or any successor section thereto.

                  (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (o) "Other Stock-Based Award" means an award granted pursuant to Section 10 that is valued, in whole or in part, by reference to, or is otherwise based on, Stock.

                  (p) "Plan" means The Progressive Corporation 1995 Incentive Plan, as amended from time to time.

                  (q) "Restricted Stock" means an award of shares that is granted pursuant to Section 7 and is subject to restrictions.

                  (r) "Section 16 participant" means a participant under the Plan who is then subject to Section 16 of the Exchange Act.

                  (s) "Stock" means the Common Shares, $1.00 par value per share, of the Company.

                  (t) "Stock Appreciation Right" means an award of rights that is granted pursuant to Section 6.

                  (u) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) that is granted pursuant to Section 5.

                  (v) "Stock Purchase Right" means an award of the right to purchase Stock that is granted pursuant to Section 9.

                  (w) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have the meanings set forth, respectively, in Sections 11(b), (c) and (d) and the term "Cause" shall have the meaning set forth in Section 5(b)(8) below.


SECTION 2.  ADMINISTRATION.

                  The Plan shall be administered by the Executive Compensation Committee of the Board (the "Committee"). The Committee shall consist of not less than three directors of the Company, all of whom shall be Disinterested Persons and "outside directors", as defined in Section 162(m) of the Code and the regulations promulgated thereunder. Such directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board if and to the extent that no Committee exists which has the authority to so administer the Plan.

                  The Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of Award(s) to be granted to each participant, the consideration, if any, to be paid for such Award(s), the timing of such Award(s), the terms and conditions of Awards granted under the Plan and the terms and conditions of the related agreements which will be entered into with participants. As to the selection of and grant of Awards to participants who are not Section 16 participants, the Committee may delegate its responsibilities to members of the Company's management consistent with applicable law.

                  The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); to direct employees of the Company or other advisors to prepare such materials or perform such analyses as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan.

                  Any interpretation and administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, Affiliates, all participants in the Plan, their respective legal representatives, successors and assigns, and upon all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.


SECTION 3.  STOCK SUBJECT TO THE PLAN.

                  (a) Aggregate Stock Subject to the Plan. Subject to adjustment as provided below in Section 3(c), the total number of shares of Stock reserved and available for Awards under the Plan is 5,000,000. Any Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                  (b) Forfeiture or Termination of Awards of Stock. If any Stock subject to any Award granted hereunder is forfeited or an Award otherwise terminates or expires without the issuance of Stock, the Stock subject to such Award shall again be available for distribution in connection with future Awards under the Plan as set forth in Section 3(a), unless the participant who had been awarded such forfeited Stock or the expired or terminated Award has theretofore received dividends or other benefits of ownership with respect to such Stock. For purposes hereof, a participant shall not be deemed to have received a benefit of ownership with respect to such Stock by the exercise of voting rights or the accumulation of dividends which are not realized due to the forfeiture of such Stock or the expiration or termination of the related Award without issuance of such Stock.

                  (c) Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights granted under the Plan, and in the number of shares subject to Restricted Stock Awards, Deferred Stock Awards and any other outstanding Awards granted under the Plan as may be approved by the Committee, in its sole discretion; provided that the number of shares subject to any Award shall always be a whole number. Any fractional shares shall be eliminated.

                  (d) Annual Award Limit. No participant may be granted Stock Options or other Awards under the Plan with respect to an aggregate of more than 300,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) during any calendar year.


SECTION 4.  ELIGIBILITY.

                  Officers and other key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth or profitability of the business of the Company or its Subsidiaries or Affiliates are eligible to be granted Awards under the Plan.


SECTION 5.  STOCK OPTIONS.

                  (a) Grant. Stock Options may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside of the Plan. However, no Incentive Stock Option shall be issued in tandem with any other Award other than a Stock Appreciation Right as provided for in Section 6. The Committee shall determine the individuals to whom, and the time or times at which, grants of Stock Options will be made, the number of shares purchasable under each Stock Option and the other terms and conditions of the Stock Options in addition to those set forth in Sections 5(b) and 5(c). Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

                  Stock Options granted under the Plan may be of two types which shall be indicated on their face: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Subject to Section 5(c) hereof, the Committee shall have the authority to grant to any participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.

                  (b) Terms and Conditions. Options granted under the Plan shall be evidenced by Option Agreements, shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                      (1) Option Price. The option price per share of Stock
                  purchasable under a Non-Qualified Stock Option shall be determined by the Committee at the time of grant and shall not be less than fifty percent of the Fair Market Value of the Stock at the date of grant. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant and shall be not less than 100% of the Fair Market Value of the Stock at the date of grant (or 110% of the Fair Market Value of the Stock at the date of grant in the case of a participant who at the date of grant owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (as determined under Section 424(d), (e) and (f) of the Code)).

                      (2) Option Term. The term of each Stock Option shall be
                  determined by the Committee and may not exceed ten years from the date the Option is granted (or, with respect to Incentive Stock Options, five years in the case of a participant who at the date of grant owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (as determined under Section 424(d), (e) and (f) of the Code)).

                      (3) Exercise. Stock Options shall be exercisable at such
                  time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Section 5(b)(6) and Section 11, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to six months and one day following the date of grant. If any Stock Option is exercisable only in installments or only after a specified vesting date, the Committee may accelerate or waive, in whole or in part, such installment exercise provisions or vesting date, at any time at or after grant based on such factors as the Committee shall determine, in its sole discretion.

                      (4) Method of Exercise. Subject to whatever installment
                  exercise provisions apply with respect to such Stock Option, and the six month and one day holding period set forth in
                  Section 5(b)(3), Stock Options may be exercised in whole or in part, at any time during the option period, by giving to the Company written notice of exercise specifying the number of shares of Stock to be purchased.

                          Such notice shall be accompanied by payment in full of
                  the option price of the shares of Stock for which the Option is exercised, in cash or by check or such other instrument as the Committee may accept. Subject to the following sentence, unless otherwise determined by the Committee, in its sole discretion, at or after grant, payment, in full or in part, of the option price of (i) Incentive Stock Options may be made in the form of unrestricted Stock then owned by the participant and (ii) Non-Qualified Stock Options may be made in the form of unrestricted Stock then owned by the participant or Stock that is part of the Non-Qualified Stock Option being exercised. Notwithstanding the foregoing, any election by a
                  Section 16 participant to satisfy such payment obligation, in whole or in part, with Stock that is part of the Non-Qualified Stock Option being exercised shall be subject to approval by the Committee, in its sole discretion. The value of each such share surrendered or withheld shall be 100% of the Fair Market Value of the Stock on the date the Option is exercised.

                          No Stock shall be issued pursuant to an exercise of an
                  Option until full payment has been made. A participant shall not have rights to dividends or any other rights of a shareholder with respect to any Stock subject to an Option unless and until the participant has given written notice of exercise, has paid in full for such shares, has given, if requested, the representation described in Section 14(a) and such shares have been issued to him.

                      (5) Non-Transferability of Options. No Stock Option shall
                  be transferable by the participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the participant's lifetime, only by the participant or, subject to Sections 5(b)(3) and 5(c), by the participant's authorized legal representative if the participant is unable to exercise an Option as a result of the participant's Disability.

                      (6) Termination by Death. Subject to Section 5(c), if any
                  participant's employment by the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such participant may thereafter be exercised, to the extent such Option was exercisable at the time of death or would have become exercisable within one year from the time of death had the participant continued to fulfill all conditions of the Option during such period (or on such accelerated basis as the Committee may determine at or after grant), by the estate of the participant (acting through its fiduciary), for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death. The balance of the Stock Option shall be forfeited.

                      (7) Termination by Reason of Disability. Subject to
                  Sections 5(b)(3) and 5(c), if a participant's employment by the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such participant may thereafter be exercised, to the extent such Option was exercisable at the time of termination or would have become exercisable within one year from the time of termination had the participant continued to fulfill all conditions of the Option during such period (or on such accelerated basis as the Committee may determine at or after grant), by the participant or by the participant's duly authorized legal representative if the participant is unable to exercise the Option as a result of the participant's Disability, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such termination of employment; provided, however, that in no event may any such Option be exercised prior to six months and one day from the date of grant; and provided, further, that if the participant dies within such one-year period (or such other period as the Committee shall specify at or after grant), any unexercised Stock Option held by such participant shall thereafter be exercisable by the estate of the participant (acting through its fiduciary) to the same extent to which it was exercisable at the time of death for a period of one year from the date of such termination of employment. The balance of the Stock Option shall be forfeited.

                      (8) Other Termination. Unless otherwise determined by the
                  Committee at or after the time of granting any Stock Option, if a participant's employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, all Stock Options held by such participant shall thereupon immediately terminate, except that if the participant is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, any such Stock Option may be exercised, to the extent otherwise exercisable at the time of such termination, at any time during the lesser of two months from the date of such termination or the balance of such Stock Option's term. For purposes of this Plan, "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which, in the judgment of the Committee, is harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

                  (c) Incentive Stock Options. Notwithstanding Section 4, only key employees of the Company or any Subsidiary shall be eligible to receive Incentive Stock Options. Notwithstanding Sections 5(b)(6) and
         (7), an Incentive Stock Option shall be exercisable by (i) a participant's authorized legal representative (if the participant is unable to exercise the Incentive Stock Option as a result of the participant's Disability) only if, and to the extent, permitted by
         Section 422 of the Code and Section 16 of the Exchange Act and the rules and regulations promulgated thereunder and (ii) by the participant's estate, in the case of death, or authorized legal representative, in the case of Disability, no later than 10 years from the date the Incentive Stock Option was granted (in addition to any other restrictions or limitations which may apply). Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the participant(s) affected, to disqualify any Incentive Stock Option under such Section 422 or any successor Section thereto.

                  (d) Buyout Provisions. The Committee may at any time buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and agree upon with the participant, provided that no such transaction involving a Section 16 participant shall be structured or effected in a manner that would violate, or result in any liability on the part of the participant under, Section 16 of the Exchange Act or the rules and regulations promulgated thereunder.


SECTION 6.  STOCK APPRECIATION RIGHTS.

                  (a) Grant. Stock Appreciation Rights may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside of the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Stock Appreciation Rights will be made and the other terms and conditions of the Stock Appreciation Rights in addition to those set forth in Section 6(b). Any Stock Appreciation Right granted under the Plan shall be in such form as the Committee may from time to time approve. In the case of Non-Qualified Stock Options, such rights may be granted either at or after the time of the grant of the related Non-Qualified Stock Options. In the case of Incentive Stock Options, such rights may be granted in tandem with Incentive Stock Options only at the time of the grant of such Incentive Stock Options and exercised only when the Fair Market Value of the Stock subject to the Option exceeds the option price of the Option.

                      Stock Appreciation Rights issued in tandem with Stock Options ("Tandem SARs") shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant if a Stock Appreciation Right is granted with respect to less than the full number of shares of Stock subject to the related Stock Option.

                      All Stock Appreciation Rights granted hereunder shall be exercised, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the participant shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).

                  (b) Terms and Conditions. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

                      (1) Tandem SARs shall be exercisable only at such time or
                  times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6, and Stock Appreciation Rights granted separately ("Freestanding SARs") shall be exercisable as the Committee shall determine; provided, however, that any Stock Appreciation Right granted to a Section 16 participant shall not be exercisable at any time prior to six months and one day from the date of the grant of such Stock Appreciation Right, except that this limitation shall not apply in the event of the death of the participant prior to the expiration of the six-month and one-day period.

                      (2) Upon the exercise of a Stock Appreciation Right, a
                  participant shall be entitled to receive an amount in cash or shares of Stock, as determined by the Committee, equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise of the Stock Appreciation Right over (i) the option price per share specified in the related Stock Option in the case of Tandem SARs, which price shall be fixed no later than the date of grant of the Tandem SARs, or
                  (ii) the price per share specified in the related Stock Appreciation Rights Agreement in the case of Freestanding SARs, which price shall be fixed at the date of grant and shall be not less than fifty percent of the Fair Market Value of the Stock on the date of grant, multiplied by the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised. The Committee, in its sole discretion, shall have the right to determine the form of payment (i.e. cash, Stock or any combination thereof) and to approve any election by the participant to receive cash, in whole or in part, upon exercise of the Stock Appreciation Right. When payment is to be made in Stock, the number of shares of Stock to be paid shall be calculated on the basis of the Fair Market Value of the Stock on the date of exercise. Notwithstanding the foregoing, the Committee may unilaterally limit the appreciation in value of any Stock Appreciation Right at any time prior to exercise.

                      (3) Upon the exercise of a Tandem SAR, the Stock Option or part thereof to which such Tandem SAR is related shall be deemed to have been exercised.

                      (4) In its sole discretion, the Committee may grant
                  "Limited" Stock Appreciation Rights under this Section 6; that is, Freestanding SARs that become exercisable only in the event of a Change in Control or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash.

                      (5) Stock Appreciation Rights shall not be transferable by the participant other than by will or by the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable, during the participant's lifetime, only by the participant or, subject to Section 6(b)(6), by the participant's authorized legal representative if the participant is unable to exercise a Stock Appreciation Right as a result of the participant's Disability.

                      (6) Unless varied by the Committee, Stock Appreciation
                  Rights shall be subject to the terms and conditions specified for Stock Options in Sections 5(b)(6), (7) and (8) and 5(d), except that the terms and conditions applicable to any Stock Appreciation Right held by a Section 16 participant shall not be varied in a manner that would cause the exercise or cancellation of such Stock Appreciation Right to fail to qualify for any applicable exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 thereunder.


SECTION 7.  RESTRICTED STOCK.

                  (a) Grant. Shares of Restricted Stock may be issued alone, in addition to or in tandem with other Awards under the Plan or cash awards made outside of the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to each participant, the price (if any) to be paid by the participant (subject to Section 7(b)), the date or dates upon which Restricted Stock Awards will vest and the period or periods within which such Restricted Stock Awards may be subject to forfeiture, and the other terms and conditions of such Awards in addition to those set forth in Section 7(b).

                      The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion.

                  (b) Terms and Conditions. Restricted Stock awarded under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. A participant who receives a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such participant has executed an agreement evidencing the Award in the form approved from time to time by the Committee and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

                      (1) The purchase price for shares of Restricted Stock
                  shall be determined by the Committee at the time of grant and may be equal to their par value or zero.

                      (2) Awards of Restricted Stock must be accepted by
                  executing a Restricted Stock Award agreement and paying whatever price (if any) is required under Section 7(b)(1).

                      (3) Each participant receiving a Restricted Stock Award
                  shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

                      (4) The Committee shall require that the stock
                  certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.

                      (5) Subject to the provisions of this Plan and the
                  Restricted Stock Award agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the shares of Restricted Stock awarded under the Plan. The Restriction Period shall not be less than six months and one day in duration ("Minimum Restriction Period"). Subject to these limitations and the Minimum Restriction Period requirement, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine, in its sole discretion.

                      (6) Except as provided in this Section 7(b)(6), Section
                  7(b)(5) and Section 7(b)(7), the participant shall have, with respect to the shares of Restricted Stock awarded, all of the rights of a shareholder of the Company, including the right to vote the Stock, and the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(f), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

                      (7) No Restricted Stock shall be transferable by a
                  participant otherwise than by will or by the laws of descent and distribution.

                      (8) If a participant's employment by the Company or any
                  Subsidiary or Affiliate terminates by reason of death, any Restricted Stock held by such participant shall thereafter vest or any restriction lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within one year from the time of death had the participant continued to fulfill all of the conditions of the Restricted Stock Award during such period (or on such accelerated basis as the Committee may determine at or after grant). The balance of the Restricted Stock shall be forfeited.

                      (9) If a participant's employment by the Company or any
                  Subsidiary or Affiliate terminates by reason of Disability, any Restricted Stock held by such participant shall thereafter vest or any restriction lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within one year from the time of termination had the participant continued to fulfill all of the conditions of the Restricted Stock Award during such period (or on such accelerated basis as the Committee may determine at or after grant), subject in all cases to the Minimum Restriction Period requirement. The balance of the Restricted Stock shall be forfeited.

                      (10) Unless otherwise determined by the Committee at or
                  after the time of granting any Restricted Stock, if a participant's employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, the Restricted Stock held by such participant which is unvested or subject to restriction at the time of termination shall thereupon be forfeited.

                  (c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


SECTION 8.  DEFERRED STOCK.

                  (a) Grant. Deferred Stock may be awarded alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside of the Plan. The Committee shall determine the individuals to whom, and the time or times at which, Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8(b).

                      The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors as the Committee shall determine, in its sole discretion.

                  (b) Terms and Conditions. Deferred Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                      (1) The purchase price for shares of Deferred Stock shall
                  be determined at the time of grant and may be equal to their par value or zero, as determined by the Committee. Subject to the provisions of the Plan and the Award agreement referred to in Section 8(b)(9), Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(8), where applicable), share certificates shall be delivered to the participant, or his legal representative, for the shares covered by the Deferred Stock Award. The Deferral Period applicable to any Deferred Stock Award shall not be less than six months and one day ("Minimum Deferral Period").

                      (2) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the Award by the Committee, in its sole discretion.

                      (3) No Deferred Stock shall be transferable by a
                  participant otherwise than by will or by the laws of descent and distribution.

                      (4) If a participant's employment by the Company or any
                  Subsidiary or Affiliate terminates by reason of death, any Deferred Stock held by such participant shall thereafter vest or any restriction lapse, to the extent such Deferred Stock would have become vested or no longer subject to restriction within one year from the time of death had the participant continued to fulfill all of the conditions of the Deferred Stock Award during such period (or on such accelerated basis as the Committee may determine at or after grant). The balance of the Deferred Stock shall be forfeited.

                      (5) If a participant's employment by the Company or any
                  Subsidiary or Affiliate terminates by reason of Disability, any Deferred Stock held by such participant shall thereafter vest or any restriction lapse, to the extent such Deferred Stock would have become vested or no longer subject to restriction within one year from the time of termination had the participant continued to fulfill all of the conditions of the Deferred Stock Award during such period (or on such accelerated basis as the Committee may determine at or after grant), subject in all cases to the Minimum Deferral Period requirement. The balance of the Deferred Stock shall be forfeited.

                      (6) Unless otherwise determined by the Committee at or
                  after the time of granting any Deferred Stock Award, if a participant's employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, all Deferred Stock held by such participant which is unvested or subject to restriction shall thereupon be forfeited.

                      (7) Based on service, performance or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock Award or waive a portion of the Deferral Period for all or any part of such Award, subject in all cases to the Minimum Deferral Period requirement.

                      (8) A participant may elect to further defer receipt of a
                  Deferred Stock Award (or an installment of an Award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and the terms of this Section 8 and such other terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions approved by the Committee, such election must be made at least 12 months prior to completion of the Deferral Period for such Deferred Stock Award (or such installment).

                      (9) Each such Award shall be confirmed by, and subject to
                  the terms of, a Deferred Stock Award agreement evidencing the Award in the form approved from time to time by the Committee.

                  (c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


SECTION 9.  STOCK PURCHASE RIGHTS.

                  (a) Grant. Stock Purchase Rights may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Stock Purchase Rights will be made, the number of shares of Stock which may be purchased pursuant to the Stock Purchase Rights, and the other terms and conditions of the Stock Purchase Rights in addition to those set forth in

         Section 9(b). The Stock subject to the Stock Purchase Rights may be purchased, as determined by the Committee at the time of grant:

                      (1) at the Fair Market Value of such Stock on the date of
                  grant;

                      (2) at 50% of the Fair Market Value of such Stock on the
                  date of grant;

                      (3) at an amount equal to the Book Value of such Stock on
                  the date of grant; or

                      (4) at an amount equal to the par value of such Stock on
                  the date of grant.

                      Subject to Section 9(b) hereof, the Committee may also impose such deferral, forfeiture or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

                      Each Stock Purchase Right Award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement which shall be in form approved by the Committee.

                  (b) Terms and Conditions. Stock Purchase Rights may contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee shall deem desirable, and shall generally be exercisable for such period as shall be determined by the Committee. However, Stock Purchase Rights granted to Section 16 participants shall not become exercisable earlier than six months and one day after the grant date. Stock Purchase Rights shall not be transferable by a participant other than by will or by the laws of descent and distribution.


SECTION 10.  OTHER STOCK-BASED AWARDS.

                  (a) Grant. Other Awards of Stock and other Awards that are valued, in whole or in part, by reference to, or are otherwise based on, Stock, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock Awards or options valued by reference to Book Value or subsidiary performance, may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside of the Plan.

                      At the time the Stock or Other Stock-Based Award is granted, the Committee shall determine the individuals to whom and the time or times at which such Stock or Other Stock-Based Awards shall be awarded, the number of shares of Stock to be used in computing an Award or which are to be awarded pursuant to such Awards, the consideration, if any, to be paid for such Stock or Other Stock-Based Awards, and all other terms and conditions of the Awards in addition to those set forth in Section 10(b).

                      The provisions of Other Stock-Based Awards need not be the same with respect to each participant.

                  (b) Terms and Conditions. Other Stock-Based Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                      (1) Subject to the provisions of this Plan and the Award
                  agreement referred to in Section 10(b)(5) below, Stock awarded or subject to Awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Stock is issued, or, if later, the date on which any applicable restriction, performance, holding or deferral period or requirement is satisfied or lapses. All Stock or Other Stock Based Awards granted under this Section 10 shall be subject to a minimum holding period (including any applicable restriction, performance and/or deferral periods) of six months and one day ("Minimum Holding Period").

                      (2) Subject to the provisions of this Plan and the Award
                  agreement and unless otherwise determined by the Committee at the time of grant, the recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares of Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

                      (3) Subject to the Minimum Holding Period, any Other
                  Stock-Based Award and any Stock covered by any such Award shall vest or be forfeited to the extent, at the times and subject to the conditions, if any, provided in the Award agreement, as determined by the Committee, in its sole discretion.

                      (4) In the event of the participant's Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive, in whole or in part, any or all of the remaining limitations imposed hereunder or under any related Award agreement (if any) with respect to any part or all of any Award under this Section 10, provided that the Minimum Holding Period requirement may not be waived, except in case of a participant's death.

                      (5) Each Award shall be confirmed by, and subject to the
                  terms of, an agreement or other instrument evidencing the Award in the form approved from time to time by the Committee, the Company and the participant.

                      (6) Stock (including securities convertible into Stock)
                  issued on a bonus basis under this Section 10 shall be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 10 shall bear a price of at least 50% of the Fair Market Value of the Stock on the date of grant. The purchase price of such Stock, and of any Other Stock Based Award granted hereunder, or the formula by which such price is to be determined, shall be fixed by the Committee at the time of grant.

                      (7) In the event that any "derivative security", as
                  defined in Rule 16a-1(c) (or any successor thereto) promulgated by the Securities and Exchange Commission under
                  Section 16 of the Exchange Act, is awarded pursuant to this
                  Section 10 to any Section 16 participant, such derivative security shall not be transferrable other than by will or by the laws of descent and distribution.


SECTION 11.  CHANGE IN CONTROL PROVISION.


                  (a) Impact of Event. In the event of: (1) a "Change in Control" as defined in Section 11(b) or (2) a "Potential Change in Control" as defined in Section 11(c), the following acceleration and valuation provisions shall apply:

                      (1) Any Stock Appreciation Rights and any Stock Options
                  awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

                      (2) The restrictions and deferral limitations applicable
                  to any Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards shall lapse and such shares and awards shall be deemed fully vested; and

                      (3) The value of all outstanding Awards, in each case to
                  the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control or Potential Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 11(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred;

         provided, however, that the provisions of Sections 11(a)(1)-(3) shall not apply with respect to Awards granted to any Section 16 participant which have been held by such participant for less than six months and one day as of the date that such Change in Control or Potential Change in Control is determined to have occurred.

                  (b) Definition of Change in Control. For purposes of Section 11(a), a "Change in Control" means the happening of any of the following:

                      (1) When any "person" as defined in Section 3(a)(9) of the
                  Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities; provided, however, that the terms "person" and "group" shall not include any "Excluded Director", and the term "Excluded Director" means any director who, on the effective date of the Plan, is the beneficial owner of or has the right to acquire an amount of Stock equal to or greater than five percent of the number of shares of Stock outstanding on such effective date; and further provided that, unless otherwise determined by the Board or any committee thereof, the terms "person" and "group" shall not include any entity or group of entities which has acquired Stock of the Company in the ordinary course of business for investment purposes only and not with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having such purpose or effect, ("Investment Intent"), as demonstrated by the filing by such entity or group of a statement on Schedule 13G (including amendments thereto) pursuant to Regulation 13D under the Exchange Act, as long as such entity or group continues to hold such Stock with an Investment Intent;

                      (2) When, during any period of 24 consecutive months
                  during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 11(b)(2); or

                      (3) The occurrence of a transaction requiring shareholder
                  approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, by merger or otherwise; provided, however, a change in control shall not be deemed to be a Change in Control for purposes of the Plan if the Board approves such change prior to either (i) the commencement of any of the events described in Section
                  (b)(l), (2), or (3) or (c)(l) or (ii) the commencement by any person other than the Company of a tender offer for Stock.

                  (c) Definition of Potential Change in Control. For purposes of
         Section 11(a), a "Potential Change in Control" means the happening of any one of the following:

                      (1) The approval by shareholders of an agreement by the
                  Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b); or

                      (2) The acquisition of beneficial ownership, directly or
                  indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

                  (d) Change in Control Price. For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related to a Change in Control or Potential Change in Control of the Company, at any time during the 60-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the participant exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Section 11(a)(3).


SECTION 12.  AMENDMENTS AND TERMINATION.

                  The Board may at any time, in its sole discretion, amend, alter or discontinue the Plan, but no such amendment, alteration or discontinuation shall be made which would impair the rights of a participant under an Award theretofore granted, without the participant's consent. The Company shall submit to the shareholders of the Company for their approval any amendments to the Plan which are required by Section 16 of the Exchange Act, or the rules and regulations thereunder, to be approved by the shareholders.

                  The Committee may at any time, in its sole discretion, amend the terms of any Award, but no such amendment shall be made which would impair the rights of a participant under an Award theretofore granted, without the participant's consent; nor shall any such amendment be made which would make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any Section 16 participant holding the Award without the participant's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one-for-one or other basis), including previously granted Stock Options having a higher option price.

                  Subject to the above provisions, the Board shall have all necessary authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.


SECTION 13.  UNFUNDED STATUS OF PLAN.

                  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company.


SECTION 14.  GENERAL PROVISIONS.

                  (a) The Committee may require each participant acquiring Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the participant is acquiring the Stock without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                      All shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificates for such shares to make appropriate reference to such restrictions.

                  (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) Neither the adoption of the Plan, nor its operation, nor any document describing, implementing or referring to the Plan, or any part thereof, shall confer upon any participant under the Plan any right to continue in the employ, or as a director, of the Company or any Subsidiary or Affiliate, or shall in any way affect the right and power of the Company or any Subsidiary or Affiliate to terminate the employment, or service as a director, of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company or any Subsidiary or Affiliate might have done if the Plan had not been adopted.

                  (d) For purposes of this Plan, a transfer of a participant between the Company and its Subsidiaries and Affiliates shall not be deemed a termination of employment.

                  (e) No later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes or other items of any kind required by law to be withheld with respect to such amount. Subject to the following sentence, unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including unrestricted Stock previously owned by the participant or Stock that is part of the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any election by a Section 16 participant to settle such tax withholding obligation with Stock that is part of such Award shall be subject to approval by the Committee, in its sole discretion. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                  (f) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under
         Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan Awards).

                  (g) The Plan, all Awards made and actions taken thereunder and any agreements relating thereto shall be governed by and construed in accordance with the laws of the State of Ohio.

                  (h) All agreements entered into with participants pursuant to the Plan shall be subject to the Plan.

                  (i) The provisions of Awards need not be the same with respect to each participant.


SECTION 15.  SHAREHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

                  The Plan was adopted by the Board on February 10, 1995 and is subject to approval by the holders of the Company's outstanding Stock, in accordance with applicable law. The Plan will become effective on the date of such approval.


SECTION 16.  TERM OF PLAN.

                  No Award shall be granted pursuant to the Plan on or after February 10, 2005, but Awards granted prior to such date may extend beyond that date.